Investor Presentation

February 2011

TRIANGLE

PETROLEUM CORPORATION

Summary

Exchange / Ticker:	**NYSE AMEX / TPLM**
Recent Stock Price:	**$8.17 per share (2/1/11)**
Pro Forma Shares Outstanding:	**~22.5 million**
Current Bakken Acreage Position:	**~15,000 net acres**
Current Well Activity:	**9 wells, +30 well program for 2011 (6 net)**
2011 Cap Ex Budget:	**$72mm**
Cash:	**$54mm**
No Debt	

Triangle Petroleum Overview

Williston Basin Overview

Williston Basin – Bakken Oil System

- Current / Pending lease position: ~15,000 net acres in McKenzie and Williams Counties, North Dakota
- Targeting the Bakken Shale and Three Forks formation



NORTH DAKOTA
MONTANA
Rough Rider Area
Parshall-Sanish
Williams
Richland
McLean
McKenzie
Nesson Anticline
Mercer
Billings
Stark
Elm Coulee
Triangle Acreage
Bakken Core

Nova Scotia – Maritimes Basin Overview

Nova Scotia – Windsor Block

- Lease position: 412,924 net acres



PRINCE EDWARD ISLAND
Fredricton
NEW BRUNSWICK
St. John
Antigonish
Sheet Harbour
Windsor
Windsor Block
NOVA SCOTIA
Yarmouth
475,000 gross acres
Maritimes & Northeast Pipeline

Triangle Petroleum Strategic Goals

Build Team

Unlocking Value

Deliver Profitability

Grow Assets

Build Team – Skill Set


✓ Geoscience
✓ Subsurface
✓ Land
✓ Capital Markets
✓ Legal
✓ Accounting
✓ Corporate Finance
LEADERSHIP
Drilling
Completions
Reservoir

Unlocking Value

Grow Assets

Unlocking Value

- **Application of science to Bakken Petroleum System**
  - Focus on risk reduction
  - Develop concentrated positions across play
  - Manage costs / prices paid
  - Build scale; roll-up to create materiality (salability)

- **Seek transformational growth**
  - Go to +30,000 net acres by end of 2011
  - Participate in 30 gross wells in 2011 (6 net)
  - 9 wells currently drilling
  - Aim to grow net production/reserves

Deliver Profitability

Unlocking Value

- **Find partners to lower per unit capital cost, expand reach**
  - Oppenheimer
- **Leverage platform to generate revenue (cash flow)**
  - Little to no balance sheet exposure
- **"Manage G+A creep" with innovation**
- **We continually think "how to make money for shareholders?"**
  - Lean and focused; building to a 15 man operational team
  - Have $54mm cash for investment in 2011
  - Simple, transparent balance sheet

Williston Basin Overview: Bakken / Three Forks

Bakken and Three Forks Overview

- **Size and scale of Williston Basin**
  - 8 million acre or 12,500 square-mile continuous oil accumulation(1)
  - USGS 2008 resource assessment appears conservative
    - 4.9 – 6.2 billion barrels of estimated recoverable oil(1) from the Bakken Shale and Three Forks formation

- **Evolution of the play**
  - Density drilling significantly increasing estimated recoverable oil
    - Industry moving toward eight wells (four Bakken / four Three Forks wells) per 1,280 acre spacing unit
    - 12-25 billion barrels of oil potentially recoverable from the Bakken Shale and Three Forks formation

Bakken – Lodgepole Total Petroleum System


50 miles

USGS 2008 assessment of Bakken-Lodgepole Total Petroleum System (TPS) – The geologic model used to define continuous assessment units (AU) generally assumed levels of thermal maturity and generation capacity of the Bakken Formation from the HI and TR, structural complexity of the Williston Basin, and lithofacies and petrophysical character of the middle sandstone member.

(1) *Bakken Shale / Three Forks data collected from CLR published report, United States Geological Survey (April 10, 2008) and NDIC 2010 Assessment.*

Bakken Shale & Three Forks Formation Density Drilling



2 Miles
10,000' BELOW SURFACE
LODGEPOLE
UPPER BAKKEN SHALE
1,320'
MIDDLE BAKKEN
660' 660'
LOWER BAKKEN SHALE
THREE FORKS
MULTIPLE FRACTURE STAGES WITH A 500' STIMULATION RADIUS
10,000' BELOW SURFACE

- **Dual-zone development**
  - Anticipate up to four Bakken and four Three Forks wells per 1,280 acre unit, where both formations are prospective

Source: Management estimates.

Bakken Shale Industry Peer Comparables[1]

Industry Peer Comparables*	BEXP	CLR	ERF	KOG	OAS	NFX	WLL
Wells per Section Bakken	4	4	2	4	4	n/a	3
Wells per Section Three Forks	4	4	2	2	3	n/a	2
Gross EUR (mboe)	600	518	650	800	725	625	700
Well Cost ($000's)	$7,500	$6,500	$8,000	$8,500	$7,300	$7,750	$6,000
F&D Cost ($/boe)	$12.50	$12.55	$12.31	$10.63	$10.07	$12.40	$8.57
IP Results (One Month) boe/d**	900	625	1,200	1,170	800	1,114	695
IP Results (24-Hr Average)**	2,551	1,430	n/a	1,667	n/a	2,600	1,970
Lateral Lengths (ft.)**	10,000	9,500	9,000	9,000	10,000	9,000	9,000
Frac Stages**	32	30	24	24	28	30	28
Bakken Acreage (Net)	368,400	864,559	74,500	72,000	303,000	271,000	532,266

*Midpoint used for all data provided within a range of values

**Based on most recent completions using generally accepted completion techniques

- **Regional drilling results confirm statistical nature of the Bakken Shale and Three Forks formation**
  - Aerial extent continues to expand
- **Enhanced completion techniques unlocking more value**
  - Current wells being drilled on 1,280 acre spacing units (9,500' lateral; 24-35 frac stages)
    - "Eco-Pad" and "Super Pad" development expected to improve efficiencies and enhance development
- **Significant offset operator activity continues to reflect improving well results**
  - Studies performed by CLR, WLL, KOG and BEXP continue to support increased density drilling - further improving economic return potential

(1) Data related to industry peer comparables operating in the Bakken Shale have been gathered from publicly available information, including company presentations, conference call transcripts and company press releases, disclosed in 2009, 2010 and 2011.

Williston Basin Reserves & Economics

Bakken Shale Type Curve



Estimated EUR Range 500-700 Mboe*
10,000
1,000
100
10
Monthly Average Rate, Boepd
700 Mboe
500 Mboe
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
Years

	Net PV10%	PV10%/$ Coverage	ROR	Undisc. Payout, yrs.	Economic Life, yrs.
500 Mboe	$6.5MM	1.9	43%	2.2	35.3
600 Mboe	$9.4MM	2.3	68%	1.6	37.3
700 Mboe	$12.2MM	2.6	92%	1.3	39.1

*Source: Brigham Exploration ("BEXP") October investor presentation. BEXP internal estimates. 9/29/10 NYMEX Strip. Price differentials: -$8.331/Bbl and 1.405 gas price factor. $7.5 million completed well cost, $9,166/mo OPEX. Monthly average rate which given natural declines is less than IP rates.

TPLM Acreage & Selected Well Activity (1)


Williams
McKenzie
BEXP: 3286
BEXP: 2631
BEXP: 3004
XTO: 1164
XTO: 1107
NFX: 1869
NFX: 1209



Triangle Active non-operated Wells

Triangle Acreage (Total 15,000 Net acres)

SIGNIFICANT WELL — Operator/IP as reported by IHS Oil BOPD


NW Stark CO Threeforks Trend
Lewis & Clark
Billings Nose
Billings
alley
NW Stark Co
Stark
Triangle Active OBO Wells
Lower Bakken Shale Edge
Upper Bakken Shale Edge

(1) Well data collected from IHS

12 Month Capital Budget

$72 Million Cap Ex Budget

- **$42 million drilling budget**
  - Plan to drill ~30 gross (6 net) wells (operated and non-operated)
  - Plan to commence first operated well in late 2011
- **$30 million allocated to leasehold acquisition**
  - Targeting acreage additions of 10,000-15,000 net acres
- **Funding gap financed through joint venture partnerships and cash flow production**

12 Month Anticipated Spend ($ millions)



General Corporate
$3.0
Leasehold Acquisition
$30.0
Drill & Complete
$42.0

Current Activity and Drilling Inventory

Project Area	Operator	TPLM Net Acres	Target Formation	Unrisked Locations	15 Month Drilling Program	
					Gross	Net
Williston Purchases	TPLM	1,734	Bakken Three Forks	11.4 11.4	2.0	1.3
Rough Rider AMI	Slawson	6,500	Bakken Three Forks	28.1 28.1	10.0	2.0
Other	BEXP / CLR / OAS Petro Hunt / KOG	6,800	Bakken Three Forks	20.1 20.1	18.0	2.7
Total:		~15,000		120.0	30.0	6

- **Current Activity:**
  - KOG operated Grizzly #1-27H (26% WI) 150 bopd
  - KOG operated Grizzly #13-6H (26% WI) Awaiting Completion
  - XTO operated Roedeske Federal #12-21H long lateral (15% WI) 218 bopd
  - Slawson Exploration Bonanza 1-21-16H (12.5% WI): Awaiting Completion
  - Newfield Wilson 150-99-29-32H Drilling
  - Continental Chicago 1-26H Drilling
  - Continental Akron 1-27H Drilling
  - Tracker Kostelank 28-1H Drilling

Nova Scotia Overview

Nova Scotia – Maritimes Basin (412,924 net acres)

- **<u>Unconventional Shale Gas Play:</u> Horton Bluff**
  - ❖ Ryder Scott 2008 resource assessment confirms large resource potential
  - ❖ Other industry activity in basin includes: Southwestern Energy and Apache/Corridor

- **<u>Conventional Structural Play:</u> Horton Bluff**
  - ❖ Analgous to Activity In New Brunswick
  - ❖ Currently marketing large structure to industry partners

New Brunswick Activity Analogs


CANADA
USA
Stoney Creek
McCully
Cocagne

Source: Buckingham Research Group; SWN

McCully Field Analog


corridor
- The outline of the McCully producing area fits within the Windsor gloss sand structure

Summary: Investment Considerations

- Emerging Bakken focused company seeking to deliver high margin oil reserves
- Hold ~15,000 net acres in the core of the play. Target +30,000 acres by end of 2011
- Simple structure – no debt, $54mm cash, ~22.5 million shares outstanding
- 30 gross well program (6 net) in 2011. Plan to drill first operated well in 4Q
- Created agreement with Oppenheimer to co-invest up to $25mm in Bakken activity. Other leveraged deals lower cost base and increase scale of operations and efficiency of investment
- Increasing industry activity in the play de-risks our acreage. Our partners are some of the best operators in the basin
- Relatively small size allows Triangle to make meaningful acquisitions
- Nova Scotia our large gas resource play (412,924 net acres) offers option value as we seek strategic partners

TRIANGLE

PETROLEUM CORPORATION